UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 30, 2004

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6601 S. Bermuda Rd.

Las Vegas, Nevada

89119

(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 2.01.  Acquisitions or Disposition of Assets

On June 30, 2004, Alliance Gaming Corporation completed the sale of United Coin Machine Co. to Montana-based Century Gaming, Inc. Total consideration for the disposition was approximately $100 million in cash and the assumption by Century Gaming of approximately $5 million in debt, which was previously disclosed in a press release, filed on Form 8-K on July 6, 2004, and is incorporated herein by reference. Alliance Gaming Corporation recorded in a pre-tax gain on sale of $15.3 million, or $9.1 million after deferred taxes.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated balance sheet as of March 31, 2004.

Unaudited pro forma condensed consolidated statement of operations for the nine months ended March 31, 2004.

Unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2003.

Notes to unaudited pro forma condensed consolidated financial statements.

(c) Exhibits

Not Applicable.

Alliance Gaming Corporation and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations

The following unaudited pro forma condensed consolidated financial statements have been derived from the historical financial statements of Alliance Gaming Corporation and subsidiaries (collectively, the “Company”) to give effect to the sale of United Coin Machine Co. (“United Coin”) to Century Gaming, Inc. which was completed on June 30, 2004.

The operations of United Coin are included in discontinued operations in the historical financial statements, accordingly, since the pro forma financial statements represent the continuing operations only, there are no adjustments required to be made to the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2003 and nine months ended March 31, 2004. The United Coin assets and liabilities are classified as held for sale the unaudited pro forma condensed consolidated balance sheet as of March 31, 2004, and the pro forma adjustments gives effect to the transaction as if the transaction had occurred on March 31, 2004.

Certain pro forma adjustments described in the accompanying notes are based on estimates and various assumptions that the Company believes are reasonable under the circumstances. The pro forma information below is provided for informational purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on the date indicated.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s financial statements, including the notes thereto, as of and for the year ended June 30, 2003 contained in the Company’s Annual Report on Form 10-K and its quarterly report on Form-10-Q as of and for the nine months ended March 31, 2004, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

ALLIANCE GAMING CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2004

(In 000’s, except share amounts)

ASSETS
	As Reported	Pro Forma Adjustments (a)	Pro Forma
Current assets:
Cash and cash equivalents (a)	$32,506	100,812	$133,318
Accounts and notes receivable, net	114,844		114,844
Inventories, net	53,236		53,236
Deferred tax assets, net	56,331		56,331
Other current assets	12,004	—	12,004
Total current assets	268,921	100,812	369,733

Short-term investments (restricted)	2,638		2,638
Long-term receivables, net	12,020		12,020
Lease receivable, net	8,269		8,269
Leased gaming equipment, net	54,983		54,983
Property, plant and equipment, net	65,542		65,542
Goodwill, net	135,128		135,128
Intangible assets, net	64,837		64,837
Assets of discontinued operations held for sale	109,340	(97,364)	11,976
Other assets, net	6,277	—	6,277
Total assets	$727,955	3,448	$731,403

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,729		$38,729
Accrued liabilities	53,849		53,849
Jackpot liabilities	14,239		14,239
Current maturities of long-term debt	5,446		5,446
Liabilities of discontinued operations held for sale	24,970	(5,676)	19,294
Total current liabilities	137,233	(5,676)	131,557
Long-term debt, net	424,015		424,015
Deferred tax liabilities	6,676		6,676
Other liabilities	5,048		5,048
Minority interest	1,447	—	1,447
Total liabilities	574,419	(5,676)	568,743

Commitments and contingencies
Stockholders’ equity:
Special Stock, 10,000,000 shares authorized: Series E, $100 liquidation value; 115 shares issued and outstanding	12		12
Common Stock, $.10 par value; 100,000,000 shares authorized; 51,266,000 shares issued	5,129		5,129
Treasury stock at cost, 513,000 shares	(501)		(501)
Additional paid-in capital	185,638		185,638
Accumulated other comprehensive income	2,084		2,084
Accumulated deficit	(38,826)	9,124	(29,702)
Total stockholders’ equity	153,536	9,124	162,660
Total liabilities and stockholders’ equity	$727,955	3,448	$731,403

ALLIANCE GAMING CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31, 2004

(In 000’s, except per share amounts)

	As	Pro Forma
	Reported	Adjustments	Pro Forma

Revenues:
Gaming equipment and systems	$286,764		$286,764
Casino operations	39,329		39,329
	326,093	—	326,093
Costs and expenses:
Cost of gaming equipment and systems	113,395		113,395
Cost of casino operations	15,211		15,211
Selling, general and administrative	80,812		80,812
Research and development costs	24,462		24,462
Depreciation and amortization	20,595		20,595
	254,475	—	254,475

Operating income	71,618	—	71,618

Other income (expense):
Interest income	1,943		1,943
Interest expense	(14,188)		(14,188)
Minority interest	(1,749)		(1,749)
Refinancing charges	(12,293)		(12,293)
Other, net	(1,081)		(1,081)

Income from continuing operations before income taxes	44,250	—	44,250
Income tax expense	15,944		15,944
Net income from continuing operations	$28,306	—	$28,306

Basic earnings (loss) per share: Continuing operations	$0.57		$0.57

Diluted earnings (loss) per share: Continuing operations	$0.56		$0.56

Weighted average common shares outstanding	49,334		49,334
Weighted average common and common share equivalents outstanding	50,522		50,522

ALLIANCE GAMING CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED JUNE 30, 2003

(In 000’s, except per share amounts)

	As	Pro Forma
	Reported (1)	Adjustments	Pro Forma

Revenues:
Gaming equipment and systems	$335,436		$335,436
Casino operations	50,945		50,945
	386,381	—	386,381
Costs and expenses:
Cost of gaming equipment and systems	144,352		144,352
Cost of casino operations	21,208		21,208
Selling, general and administrative	95,432		95,432
Research and development costs	19,955		19,955
Depreciation and amortization	20,462		20,462
	301,409	—	301,409

Operating income	84,972	—	84,972

Other income (expense):
Interest income	220		220
Interest expense	(25,645)		(25,645)
Minority interest	(2,009)		(2,009)
Other, net	180		180

Income from continuing operations before income taxes	57,718	—	57,718
Income tax expense	20,556		20,556
Net income from continuing operations	$37,162	—	$37,162

Basic earnings (loss) per share: Continuing operations	$0.76		$0.76

Diluted earnings (loss) per share: Continuing operations	$0.74		$0.74

Weighted average common shares outstanding	49,153		49,153
Weighted average common and common share equivalents outstanding	50,139		50,139

(1) The results have been reclassified to report the results of the Rail City Casino as discontinued operations

Alliance Gaming Corporation and Subsidiaries

Notes to Unaudited Pro Forma Condensed

Consolidated Balance Sheet and Statement of Operations

The above unaudited pro forma condensed consolidated financial statements present financial information for the Company giving effect to the disposition of United Coin, which was effective June 30, 2004. The amounts included in the columns labeled “As Reported” were derived from the historical financial results of the Company as reported in the Annual Report filed on Form 10-K as of and for the year ended June 30, 2003 and in the Company’s quarterly report filed on Form 10-Q as of and for the nine months ended March 31, 2004. The following are the pro forma adjustments to effect this transaction:

(a)                                  To record the pro forma disposition of United Coin as of March 31, 2004, including the elimination of the assets and liabilities held for sale and to reflect the receipt of the sale proceeds.

Sale proceeds	$100,812
Selling expenses	3,260
97,552
Net book value of assets and liabilities sold	82,226
Gain on sale of assets	15,326
Income tax expense	6,202
Gain on sale, net of deferred taxes	$9,124

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Robert Miodunski
President and Chief Executive Officer
(Principal Executive Officer)

By	/s/ Robert L. Saxton
Executive Vice President, Chief Financial
Officer and Treasurer (Principal
Financial and Accounting Officer)

Date: August 26, 2004